SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

                        Date of Report - April 20, 1998


                             CARDINAL BANCORP, INC.
              -----------------------------------------------------
              (Exact name of registrant as specified in its charter)


    Pennsylvania                     0-19209                25-1537130
________________________       ____________________     ______________________
State or other jurisdiction      (Commission File          (IRS Employer
   of incorporation)                 Number)           Identification Number)



    140 East Main Street
    Everett, Pennsylvania                               15537
____________________________________          ___________________________
(Address of principal executive offices)              (Zip Code)



Registrant's telephone number including area code:   (814) 652-2131
                                                    ----------------

                                      N/A
         ------------------------------------------------------------
         (Former name or former address, if changed since last report)


                    Page 1 of 7 Sequentially Numbered Pages
                       Index to Exhibits Found on Page 4

Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

          On April 14, 1998, the Registrant issued a press release announcing execution of a definitive agreement relating to the Registrant's affiliation with Susquehanna Bancshares, Inc., which press release is attached as Exhibit 99 hereto and incorporated herein by reference.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits:

               99  Press Release, of Registrant, dated April 14, 1998,
                   re: Registrant's Affiliation with Susquehanna Bancshares,
                   Inc.

Item 8.  Change in Fiscal Year.

         Not Applicable.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CARDINAL BANCORP, INC.
                                    (Registrant)

                                    /s/ Merle W. Helsel
Dated: April 17, 1998               ______________________________
                                    Merle W. Helsel
                                    President and Chief Executive Officer

                            EXHIBIT INDEX

                                                                Page Number
                                                                in Manually
Exhibit                                                        Signed Original
-------                                                        ---------------

  99      Press Release, of Registrant, dated April 14, 1998,        6
          re: Registrant's Affiliation with Susquehanna
          Bancshares, Inc.